Supplement dated January 19, 2018 to the following:

CompleteSM Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

CompleteSM Advisor Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

The Vanguard VIF REIT Index Portfolio has changed its name to the Vanguard VIF Real Estate Index Portfolio. In addition, the investment objective of the Portfolio has been updated. Accordingly, the disclosure under Section 3 is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Vanguard® Variable Insurance Fund Portfolios Vanguard is a registered trademark of The Vanguard Group
Vanguard VIF - Real Estate Index Portfolio
The portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

The Vanguard Group, Inc.

Any references to Vanguard VIF REIT Index Portfolio in the prospectuses are replaced with Vanguard VIF Real Estate Index Portfolio.